UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-07177

Name of Fund:  BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap Value

            Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2014

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Mid Cap Value Opportunities Fund  |  of BlackRock Mid Cap Value Opportunities Series, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013

Investment Objective

BlackRock Mid Cap Value Opportunities Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended July 31, 2013, the Fund’s Institutional Shares outperformed its benchmark, the S&P MidCap 400® Value Index, while the Investor A Shares performed in line, and Investor B, Investor C and Class R Shares underperformed the benchmark. All shares generated positive double-digit returns.

What factors influenced performance?

•	Stock selection was a key driver of performance during the period, particularly in the health care sector. The Fund also benefited from being overweight in the sector. The Fund’s holdings in the health care equipment & supplies industry sharply outpaced the benchmark. Performance benefited from overweights in pharmaceuticals and biotechnology. The Fund also benefited from an underweight in the laggard real estate investment trust (REIT) industry, as well as stock selection among capital markets.

•	Conversely, an underweight in utilities and overweight in energy detracted as defensive sectors outpaced the broader market and energy lagged meaningfully.

Describe recent portfolio activity.

•	During the period, the Fund’s exposure to health care was reduced, especially among hospitals. Positions were also trimmed in industrials, with profits taken from strong-performing airlines and aerospace names. Conversely, the Fund added exposure to financials, seeking to find value in the REIT industry. There were selective additions in utilities as well.

Describe portfolio positioning at period end.

•	Relative to the S&P MidCap 400® Value Index, the Fund ended the period overweight in consumer discretionary, energy, health care and information technology, and underweight in financials, industrials, consumer staples, utilities and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Omnicare, Inc.	2%
CareFusion Corp.	2
Hospira, Inc.	2
Teleflex, Inc.	1
CommonWealth REIT	1
Rock-Tenn Co., Class A	1
Myriad Genetics, Inc.	1
SM Energy Co.	1
Owens & Minor, Inc.	1
American Campus Communities, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	24%
Consumer Discretionary	13
Health Care	12
Information Technology	12
Industrials	11
Energy	9
Utilities	8
Materials	7
Consumer Staples	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid cap companies.

[3]	This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended July 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.94%	36.51%	N/A	10.22%	N/A	10.64%	N/A
Investor A	14.72	36.06	28.91%	9.82	8.65%	10.29	9.70%
Investor B	14.13	34.84	30.34	8.85	8.57	9.58	9.58
Investor C	14.24	34.93	33.93	8.76	8.76	9.30	9.30
Class R	14.50	35.64	N/A	9.41	N/A	9.92	N/A
S&P MidCap 400® Value Index	14.76	35.36	N/A	10.36	N/A	10.71	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,149.40	$4.42	$1,000.00	$1,020.68	$4.16	0.83%
Investor A	$1,000.00	$1,147.20	$6.12	$1,000.00	$1,019.09	$5.76	1.15%
Investor B	$1,000.00	$1,141.30	$11.57	$1,000.00	$1,013.98	$10.89	2.18%
Investor C	$1,000.00	$1,142.40	$10.84	$1,000.00	$1,014.68	$10.19	2.04%
Class R	$1,000.00	$1,145.00	$7.98	$1,000.00	$1,017.36	$7.50	1.50%

[5]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Schedule of Investments July 31, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.4%
Spirit AeroSystems Holdings, Inc., Class A (a)	85,600	$2,170,816
Air Freight & Logistics — 0.3%
UTI Worldwide, Inc.	107,600	1,775,400
Airlines — 0.8%
Delta Air Lines, Inc. (a)	213,700	4,536,851
Auto Components — 0.6%
Lear Corp.	47,700	3,304,179
Automobiles — 0.4%
Thor Industries, Inc.	38,500	2,080,925
Biotechnology — 1.4%
Myriad Genetics, Inc. (a)(b)	273,149	8,104,331
Capital Markets — 0.7%
Federated Investors, Inc., Class B	133,000	3,860,990
Chemicals — 2.2%
Albemarle Corp.	77,200	4,787,172
Axiall Corp.	83,607	3,685,396
Huntsman Corp.	79,600	1,434,392
Rockwood Holdings, Inc.	45,927	3,110,636

		13,017,596
Commercial Banks — 6.9%
Associated Banc-Corp.	349,200	5,915,448
Bank of Hawaii Corp.	63,400	3,527,576
FirstMerit Corp.	285,400	6,398,668
Fulton Financial Corp.	258,200	3,250,738
Hancock Holding Co.	87,600	2,869,776
Huntington Bancshares, Inc.	381,800	3,264,390
TCF Financial Corp.	329,300	5,018,532
Webster Financial Corp.	190,000	5,175,600
Zions Bancorporation	155,100	4,597,164

		40,017,892
Commercial Services & Supplies — 1.3%
ACCO Brands Corp. (a)(b)	475,800	3,145,038
Pitney Bowes, Inc.	277,039	4,573,914

		7,718,952
Computers & Peripherals — 2.0%
Diebold, Inc.	59,200	1,933,472
NCR Corp. (a)	146,925	5,289,300
NetApp, Inc.	104,600	4,301,152

		11,523,924
Construction & Engineering — 1.1%
Jacobs Engineering Group, Inc. (a)(b)	49,400	2,924,480
KBR, Inc.	114,800	3,590,944

		6,515,424
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	20,300	2,021,880
Consumer Finance — 0.4%
Discover Financial Services	53,100	2,628,981
Containers & Packaging — 2.3%
Owens-Illinois, Inc. (a)(b)	160,200	4,765,950
Rock-Tenn Co., Class A	72,900	8,336,115

		13,102,065
Diversified Consumer Services — 0.9%
Apollo Group, Inc., Class A (a)(b)	176,358	3,213,243
Regis Corp.	105,011	1,824,041

		5,037,284
Electric Utilities — 4.5%
Hawaiian Electric Industries, Inc.	233,100	6,214,446
NV Energy, Inc.	311,700	7,365,471
PNM Resources, Inc.	197,600	4,639,648
Westar Energy, Inc.	228,400	7,671,956

		25,891,521
Electrical Equipment — 0.5%
AMETEK, Inc.	66,150	3,061,422
Electronic Equipment, Instruments & Components — 1.3%
Arrow Electronics, Inc. (a)(b)	82,000	3,743,300
Ingram Micro, Inc., Class A (a)	156,681	3,577,027

		7,320,327
Energy Equipment & Services — 3.6%
Helix Energy Solutions Group, Inc. (a)(b)	145,500	3,691,335
McDermott International, Inc. (a)	342,700	2,964,355
Oil States International, Inc. (a)	46,200	4,492,026
Patterson-UTI Energy, Inc.	185,700	3,671,289
Superior Energy Services, Inc. (a)	226,500	5,802,930

		20,621,935
Food Products — 2.7%
Flowers Foods, Inc.	155,250	3,564,540
Ingredion, Inc.	38,700	2,600,640
The J.M. Smucker Co.	23,200	2,610,464
Pinnacle Foods, Inc.	82,500	2,101,275
Tyson Foods, Inc., Class A	161,714	4,466,541

		15,343,460
Gas Utilities — 1.0%
UGI Corp.	135,600	5,693,844
Health Care Equipment & Supplies — 4.3%
Alere, Inc. (a)	218,062	7,283,271
CareFusion Corp. (a)	242,045	9,335,675
Teleflex, Inc.	106,107	8,428,079

		25,047,025
Health Care Providers & Services — 3.5%
Omnicare, Inc.	232,075	12,251,239
Owens & Minor, Inc.	216,446	7,783,398

		20,034,637
Hotels, Restaurants & Leisure — 1.1%
Brinker International, Inc.	52,606	2,112,131
Wyndham Worldwide Corp.	65,800	4,099,340

		6,211,471
Household Durables — 1.5%
Jarden Corp. (a)	60,975	2,772,533
Lennar Corp., Class A	55,270	1,871,995
Mohawk Industries, Inc. (a)	17,800	2,118,022
Taylor Morrison Home Corp. (a)	68,307	1,655,079

		8,417,629
Household Products — 0.9%
Energizer Holdings, Inc.	49,400	5,028,920

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance — 6.3%
Alleghany Corp. (a)(b)	5,032	$2,032,324
American Financial Group, Inc.	46,300	2,393,247
Arthur J Gallagher & Co.	65,800	2,920,204
Everest Re Group Ltd.	33,500	4,473,255
Fidelity National Financial, Inc., Class A	113,700	2,783,376
The Hanover Insurance Group, Inc.	26,900	1,448,027
HCC Insurance Holdings, Inc.	61,500	2,738,595
Kemper Corp.	148,800	5,200,560
Old Republic International Corp.	334,500	4,833,525
Protective Life Corp.	61,835	2,679,311
W.R. Berkley Corp.	121,400	5,143,718

		36,646,142
Internet Software & Services — 0.9%
AOL, Inc.	140,400	5,172,336
IT Services — 0.5%
Amdocs Ltd.	69,700	2,681,359
Leisure Equipment & Products — 0.8%
Mattel, Inc.	107,100	4,501,413
Machinery — 4.9%
AGCO Corp.	36,100	2,030,625
Crane Co.	45,276	2,757,308
Dover Corp.	66,900	5,729,316
Joy Global, Inc.	22,600	1,118,700
Kennametal, Inc.	62,000	2,687,080
Parker Hannifin Corp.	55,300	5,711,384
SPX Corp.	57,500	4,393,575
Timken Co.	70,900	4,141,978

		28,569,966
Media — 0.8%
Tribune Co. (a)	72,784	4,599,949
Metals & Mining — 1.5%
Carpenter Technology Corp.	50,800	2,655,824
Cliffs Natural Resources, Inc. (b)	40,900	797,959
Steel Dynamics, Inc.	338,700	5,270,172

		8,723,955
Multi-Utilities — 2.5%
MDU Resources Group, Inc.	153,100	4,292,924
OGE Energy Corp.	163,300	6,107,420
TECO Energy, Inc.	216,400	3,823,788

		14,224,132
Oil, Gas & Consumable Fuels — 5.3%
Africa Oil Corp. (a)(b)	502,727	3,827,597
Arch Coal, Inc.	292,500	1,140,750
Bill Barrett Corp. (a)(b)	191,800	4,300,156
Oasis Petroleum, Inc. (a)	166,256	6,989,402
SM Energy Co.	116,700	8,020,791
Whiting Petroleum Corp. (a)	124,400	6,402,868

		30,681,564
Paper & Forest Products — 0.4%
MeadWestvaco Corp.	70,800	2,616,060
Pharmaceuticals — 2.7%
Endo Health Solutions, Inc. (a)	169,856	6,532,662
Hospira, Inc. (a)(b)	226,205	9,206,543

		15,739,205
Professional Services — 0.5%
FTI Consulting, Inc. (a)(b)	13,457	501,408
Manpower, Inc.	34,300	2,293,641

		2,795,049
Real Estate Investment Trusts (REITs) — 5.6%
American Campus Communities, Inc. (b)	200,327	7,694,560
BioMed Realty Trust, Inc.	263,895	5,452,071
CommonWealth REIT (b)	364,711	8,413,883
Corporate Office Properties Trust	252,611	6,436,528
DuPont Fabros Technology, Inc. (b)	198,174	4,540,166

		32,537,208
Real Estate Management & Development — 1.2%
Forest City Enterprises, Inc., Class A (a)	397,657	6,966,951
Road & Rail — 0.9%
Con-way, Inc.	129,500	5,367,775
Semiconductors & Semiconductor Equipment — 2.4%
Fairchild Semiconductor International, Inc. (a)(b)	103,546	1,306,751
Microchip Technology, Inc.	78,500	3,119,590
ON Semiconductor Corp. (a)	446,200	3,676,688
RF Micro Devices, Inc. (a)(b)	772,633	4,009,965
Skyworks Solutions, Inc. (a)	63,800	1,532,476

		13,645,470
Software — 4.8%
Check Point Software Technologies Ltd. (a)	96,100	5,411,391
Compuware Corp.	155,900	1,767,906
Electronic Arts, Inc. (a)(b)	140,500	3,669,860
Informatica Corp. (a)(b)	81,900	3,126,123
PTC, Inc. (a)	179,400	4,858,152
Synopsys, Inc. (a)	86,300	3,196,552
TIBCO Software, Inc. (a)	220,200	5,491,788

		27,521,772
Specialty Retail — 4.8%
Abercrombie & Fitch Co., Class A	53,167	2,651,438
American Eagle Outfitters, Inc.	117,263	2,303,045
Aéropostale, Inc. (a)(b)	205,681	3,111,954
Chico’s FAS, Inc.	161,620	2,768,551
Dick’s Sporting Goods, Inc.	71,100	3,655,251
Foot Locker, Inc.	61,057	2,205,989
OfficeMax, Inc.	334,563	3,810,673
Signet Jewelers Ltd.	33,841	2,474,115
Staples, Inc.	271,500	4,620,930

		27,601,946
Textiles, Apparel & Luxury Goods — 2.2%
Deckers Outdoor Corp. (a)(b)	66,347	3,637,806
Hanesbrands, Inc.	51,893	3,293,130
PVH Corp.	42,553	5,608,060

		12,538,996
Thrifts & Mortgage Finance — 2.4%
First Niagara Financial Group, Inc.	616,500	6,590,385
New York Community Bancorp, Inc.	464,700	7,049,499

		13,639,884
Total Long-Term Investments (Cost — $435,069,985) — 98.3%		566,860,813

See Notes to Financial Statements.

8	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempCash, Institutional Class, 0.08% (c)(d)	19,470,284	$19,470,284

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.18% (c)(d)(e)	$65,559	65,558,889
Total Short-Term Securities (Cost — $85,029,173) — 14.7%		85,029,173
Total Investments (Cost — $520,099,158) — 113.0%		651,889,986
Liabilities in Excess of Other Assets — (13.0)%		(74,819,958)

Net Assets — 100.0%		$577,070,028

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at January 31, 2013	Net Activity	Shares/Beneficial Interest Held at July 31, 2013	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	11,116,978	8,353,306	19,470,284	$4,034
BlackRock Liquidity Series, LLC Money Market Series	$43,639,391	$21,919,498	$65,558,889	$50,631

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	9

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$566,860,813	—	—	$566,860,813
Short-Term Securities	19,470,284	$65,558,889	—	85,029,173

Total	$586,331,097	$65,558,889	—	$651,889,986

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$951	—	—	$951
Liabilities:
Collateral on securities loaned at value	—	$(65,558,889)	—	(65,558,889)

Total	$951	$(65,558,889)	—	$(65,557,938)

There were no transfers between levels during the six months ended July 31, 2013.

See Notes to Financial Statements.

10	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Statement of Assets and Liabilities

July 31, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $63,652,344) (cost — $435,069,985)	$566,860,813
Investments at value — affiliated (cost — $85,029,173)	85,029,173
Investments sold receivable	1,953,780
Capital shares sold receivable	1,332,822
Dividends receivable	178,502
Securities lending income receivable — affiliated	7,752
Foreign currency at value (cost — $984)	951
Prepaid expenses	43,647

Total assets	655,407,440

Liabilities
Collateral on securities loaned at value	65,558,889
Investments purchased payable	10,323,315
Capital shares redeemed payable	1,664,472
Investment advisory fees payable	310,467
Service and distribution fees payable	143,502
Other accrued expenses payable	336,767

Total liabilities	78,337,412

Net Assets	$577,070,028

Net Assets Consist of
Paid-in capital	$427,446,050
Undistributed net investment income	621,405
Accumulated net realized gain	17,211,778
Net unrealized appreciation/depreciation	131,790,795

Net Assets	$577,070,028

Net Asset Value
Institutional — Based on net assets of $174,223,412 and 7,426,747 shares outstanding, 20 million shares authorized, $0.10 par value.	$23.46

Investor A — Based on net assets of $263,297,562 and 11,517,916 shares outstanding, 40 million shares authorized, $0.10 par value	$22.86

Investor B — Based on net assets of $3,116,152 and 150,387 shares outstanding, 40 million shares authorized, $0.10 par value	$20.72

Investor C — Based on net assets of $69,917,014 and 3,439,667 shares outstanding, 40 million shares authorized, $0.10 par value	$20.33

Class R — Based on net assets of $66,515,888 and 3,132,952 shares outstanding, 40 million shares authorized, $0.10 par value	$21.23

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	11

Statement of Operations

Six Months Ended July 31, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$3,737,860
Securities lending — affiliated — net	50,631
Dividends — affiliated	4,034

Total income	3,792,525

Expenses
Investment advisory	1,674,033
Service — Investor A	294,056
Service and distribution — Investor B	15,623
Service and distribution — Investor C	327,520
Service and distribution — Class R	154,372
Transfer agent — Institutional	81,514
Transfer agent — Investor A	205,898
Transfer agent — Investor B	6,995
Transfer agent — Investor C	102,682
Transfer agent — Class R	83,605
Accounting services	46,668
Registration	42,373
Professional	32,575
Custodian	27,272
Printing	16,348
Officer and Directors	13,219
Miscellaneous	15,030

Total expenses	3,139,783
Less fees waived by Manager	(4,031)

Total expenses after fees waived	3,135,752

Net investment income	656,773

Realized and Unrealized Gain (Loss)
Net realized gain from investments	28,416,818
Net change in unrealized appreciation/depreciation on:
Investments	42,667,098
Foreign currency translations	(28)

42,667,070

Total realized and unrealized gain	71,083,888

Net Increase in Net Assets Resulting from Operations	$71,740,661

See Notes to Financial Statements.

12	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013

Operations
Net investment income	$656,773	$1,269,784
Net realized gain	28,416,818	44,198,379
Net change in unrealized appreciation	42,667,070	15,892,620

Net increase in net assets resulting from operations	71,740,661	61,360,783

Dividends to Shareholders From
Net investment income:
Institutional	(155,265)	(1,200,172)[1]
Investor A	(170,837)	(674,665)[1]
Investor B	(799)	—
Investor C	(15,652)	—
Class R	(33,930)	—

Decrease in net assets resulting from dividends to shareholders	(376,483)	(1,874,837)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	33,000,256	(16,441,923)

Net Assets
Total increase in net assets	104,364,434	43,044,023
Beginning of period	472,705,594	429,661,571

End of period	$577,070,028	$472,705,594

Undistributed net investment income	$621,405	$341,115

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	13

Financial Highlights

	Institutional
	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$20.43		$17.92	$17.48	$13.08	$9.37	$14.80

Net investment income[1]	0.07		0.13	0.12	0.14	0.06	0.11
Net realized and unrealized gain (loss)	2.98		2.56	0.43	4.26	3.73	(5.42)

Net increase (decrease) from investment operations	3.05		2.69	0.55	4.40	3.79	(5.31)

Dividends and distributions from:
Net investment income		(0.02)	(0.18)[2]	(0.11)[2]	—	(0.08)[2]	—
Net realized gain	—		—	—	—	—	(0.12)[2]

Total dividends and distributions		(0.02)	(0.18)	(0.11)	—	(0.08)	(0.12)

Net asset value, end of period	$23.46		$20.43	$17.92	$17.48	$13.08	$9.37

Total Investment Return[3]
Based on net asset value	14.94%	[4]	15.12%	3.10%	33.64%	40.63%[5]	(36.16)%

Ratios to Average Net Assets
Total expenses	0.83%	[6]	0.89%	0.89%	0.94%	1.04%	0.98%

Total expenses after fees waived	0.83%	[6]	0.89%	0.88%	0.94%	1.04%	0.98%

Total expenses after fees waived and excluding excise tax	0.83%	[6]	0.89%	0.88%	0.94%	1.04%	0.98%

Net investment income	0.64%	[6]	0.73%	0.70%	0.93%	0.53%	0.84%

Supplemental Data
Net assets, end of period (000)	$174,223		$133,748	$120,322	$83,905	$60,549	$46,590

Portfolio turnover	26%		55%	68%	54%	106%	154%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 40.20%.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Financial Highlights (continued)

	Investor A
	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$19.94		$17.44	$17.04	$12.79	$9.16	$14.52

Net investment income[1]	0.03		0.07	0.06	0.09	0.02	0.06
Net realized and unrealized gain (loss)	2.90		2.49	0.41	4.16	3.65	(5.30)

Net increase (decrease) from investment operations	2.93		2.56	0.47	4.25	3.67	(5.24)

Dividends and distributions from:
Net investment income		(0.01)	(0.06)[2]	(0.07)[2]	—	(0.04)[2]	—
Net realized gain	—		—	—	—	—	(0.12)[2]

Total dividends and distributions		(0.01)	(0.06)	(0.07)	—	(0.04)	(0.12)

Net asset value, end of period	$22.86		$19.94	$17.44	$17.04	$12.79	$9.16

Total Investment Return[3]
Based on net asset value	14.72%	[4]	14.74%	2.73%	33.23%	40.10%[5]	(36.39)%

Ratios to Average Net Assets
Total expenses	1.15%	[6]	1.25%	1.22%	1.28%	1.42%	1.36%

Total expenses after fees waived	1.15%	[6]	1.25%	1.21%	1.28%	1.42%	1.36%

Total expenses after fees waived and excluding excise tax	1.15%	[6]	1.25%	1.21%	1.28%	1.42%	1.36%

Net investment income	0.32%	[6]	0.37%	0.36%	0.59%	0.17%	0.46%

Supplemental Data
Net assets, end of period (000)	$263,298		$215,469	$182,931	$152,037	$101,184	$64,948

Portfolio turnover	26%		55%	68%	54%	106%	154%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 39.66%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	15

Financial Highlights (continued)

	Investor B
	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31,
			2013	2012	2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$18.16		$15.97	$15.69	$11.88	$8.55		$13.66

Net investment loss[1]		(0.07)	(0.10)	(0.09)	(0.04)	(0.08)		(0.04)
Net realized and unrealized gain (loss)	2.64		2.29	0.37	3.85	3.41		(4.96)

Net increase (decrease) from investment operations	2.57		2.19	0.28	3.81	3.33		(5.00)

Dividends and distributions from:
Net investment income		(0.01)	—	—	—	—		—
Net realized gain	—		—	—	—	—		(0.11)[2]

Total dividends and distributions		(0.01)	—	—	—	—		(0.11)

Net asset value, end of period	$20.72		$18.16	$15.97	$15.69	$11.88		$8.55

Total Investment Return[3]
Based on net asset value	14.13%	[4]	13.71%	1.78%	32.07%	38.95%	[5]	(36.91)%

Ratios to Average Net Assets
Total expenses	2.18%	[6]	2.16%	2.15%	2.17%	2.26%		2.12%

Total expenses after fees waived	2.18%	[6]	2.16%	2.15%	2.17%	2.26%		2.12%

Total expenses after fees waived and excluding excise tax	2.18%	[6]	2.16%	2.15%	2.17%	2.26%		2.12%

Net investment (loss)	(0.70)%	[6]	(0.60)%	(0.56)%	(0.27)%	(0.77)%		(0.34)%

Supplemental Data
Net assets, end of period (000)	$3,116		$3,310	$5,893	$8,551	$12,708		$20,131

Portfolio turnover	26%		55%	68%	54%	106%		154%

[1]	Based on average shares outstanding.

[2]	Distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 38.60%.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Financial Highlights (continued)

	Investor C
	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31,
			2013	2012	2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$17.80		$15.65	$15.39	$11.67	$8.41		$13.47

Net investment loss[1]		(0.05)	(0.09)	(0.09)	(0.05)	(0.09)		(0.06)
Net realized and unrealized gain (loss)	2.58		2.24	0.35	3.77	3.35		(4.90)

Net increase (decrease) from investment operations	2.53		2.15	0.26	3.72	3.26		(4.96)

Dividends and distributions from:
Net investment income		(0.00)[2]	—	—	—	—		—
Net realized gain	—		—	—	—	—		(0.10)[3]

Total dividends and distributions		(0.00)	—	—	—	—		(0.10)

Net asset value, end of period	$20.33		$17.80	$15.65	$15.39	$11.67		$8.41

Total Investment Return[4]
Based on net asset value	14.24%	[5]	13.74%	1.69%	31.88%	38.76%	[6]	(37.06)%

Ratios to Average Net Assets
Total expenses	2.04%	[7]	2.16%	2.17%	2.27%	2.48%		2.35%

Total expenses after fees waived	2.04%	[7]	2.16%	2.16%	2.27%	2.47%		2.35%

Total expenses after fees waived and excluding excise tax	2.04%	[7]	2.16%	2.16%	2.27%	2.47%		2.35%

Net investment (loss)	(0.57)%	[7]	(0.55)%	(0.58)%	(0.39)%	(0.92)%		(0.54)%

Supplemental Data
Net assets, end of period (000)	$69,917		$61,756	$63,272	$70,795	$57,113		$47,034

Portfolio turnover	26%		55%	68%	54%	106%		154%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 38.29%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	17

Financial Highlights (concluded)

	Class R
	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.55		$16.22	$15.85	$11.94	$8.56	$13.63

Net investment income (loss)[1]	—		(0.00)[2]	(0.00)[2]	0.03	(0.02)	0.01
Net realized and unrealized gain (loss)	2.69		2.33	0.37	3.88	3.40	(4.97)

Net increase (decrease) from investment operations	2.69		2.33	0.37	3.91	3.38	(4.96)

Dividends and distributions from:
Net investment income		(0.01)	—	—	—	(0.00)[2,3]	—
Net realized gain	—		—	—	—	—	(0.11)[3]

Total dividends and distributions		(0.01)	—	—	—	(0.00)[2]	(0.11)

Net asset value, end of period	$21.23		$18.55	$16.22	$15.85	$11.94	$8.56

Total Investment Return[4]
Based on net asset value	14.50%	[5]	14.37%	2.33%	32.75%	39.50% [6]	(36.66)%

Ratios to Average Net Assets
Total expenses	1.50%	[7]	1.59%	1.60%	1.65%	1.81%	1.78%

Total expenses after fees waived	1.50%	[7]	1.59%	1.60%	1.65%	1.80%	1.78%

Total expenses after fees waived and excluding excise tax	1.50%	[7]	1.59%	1.60%	1.65%	1.80%	1.78%

Net investment income (loss)	(0.02)%	[7]	0.01%	(0.02)%	0.22%	(0.22)%	0.07%

Supplemental Data
Net assets, end of period (000)	$66,516		$58,422	$57,244	$71,394	$50,310	$33,540

Portfolio turnover	26%		55%	68%	54%	106%	154%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 39.15%.

[7]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	19

Notes to Financial Statements (continued)

investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee or its delegate using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended January 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if appli-

20	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Notes to Financial Statements (continued)

cable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of July 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc	$3,114,000	$(3,114,000)	—
Credit Suisse Securities (USA) LLC	26,144,677	(26,144,677)	—
Deutsche Bank Securities, Inc	512,547	(512,547)	—
Goldman Sachs & Co	4,760,861	(4,760,861)	—
Merrill Lynch, Pierce, Fenner & Smith Inc	300,740	(300,740)	—
Morgan Stanley	20,062,640	(20,062,640)	—
UBS Securities LLC	8,756,879	(8,756,879)	—

Total	$63,652,344	$(63,652,344)	—

[1]	Collateral with a value of $65,558,889 has been received in connection with securities lending transactions. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended July 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock.

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61%
$3 Billion — $5 Billion	0.59%
$5 Billion — $10 Billion	0.57%
Greater than $10 Billion	0.55%

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	21

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended July 31, 2013, the Fund reimbursed the Manager $2,353 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $12,118.

For the six months ended July 31, 2013, affiliates received CDSCs as follows.

Investor A	$2,073
Investor B	$177
Investor C	$4,194

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended July 31, 2013, the Fund paid $3,509 to affiliates in return for these services to Institutuional shareholders which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended July 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$823
Investor A	$2,435
Investor B	$155
Investor C	$905
Class R	$543

The Corporation, on the behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock, Inc. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended July 31, 2013, BIM received $27,170 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

22	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Notes to Financial Statements (continued)

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common directors. For the six months ended July 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Fund	—	$639,960

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2013 were $169,679,835 and $132,422,552, respectively.

6. Income Tax Information:

As of January 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $7,578,786, all of which is due to expire January 31, 2018.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$523,760,777

Gross unrealized appreciation	$140,311,839
Gross unrealized depreciation	(12,182,630)

Net unrealized appreciation	$128,129,209

7. Bank Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended July 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund have unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of July 31, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	23

Notes to Financial Statements (concluded)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,515,541	$33,172,855	1,888,571	$34,730,587
Shares issued to shareholders in reinvestment of dividends	5,282	123,443	49,590	896,458
Shares redeemed	(639,685)	(14,063,116)	(2,108,196)	(38,891,473)

Net increase (decrease)	881,138	$19,233,182	(170,035)	$(3,264,428)

Investor A
Shares sold and automatic conversion of shares	2,376,782	$50,534,890	3,866,900	$69,098,382
Shares issued to shareholders in reinvestment of dividends	7,248	165,102	36,713	646,934
Shares redeemed	(1,672,906)	(35,359,704)	(3,587,308)	(64,488,246)

Net increase	711,124	$15,340,288	316,305	$5,257,070

Investor B
Shares sold	10,565	$205,278	15,377	$250,230
Shares issued to shareholders in reinvestment of dividends	37	749	—	—
Shares redeemed and automatic conversion of shares	(42,494)	(811,338)	(202,139)	(3,271,140)

Net decrease	(31,892)	$(605,311)	(186,762)	$(3,020,910)

Investor C
Shares sold	381,645	$7,244,864	484,576	$7,786,792
Shares issued to shareholders in reinvestment of dividends	722	14,642	—	—
Shares redeemed	(412,147)	(7,856,946)	(1,057,026)	(16,909,232)

Net decrease	(29,780)	$(597,440)	(572,450)	$(9,122,440)

Class R
Shares sold	676,749	$13,395,943	1,137,552	$18,985,817
Shares issued to shareholders in reinvestment of dividends	1,603	33,924	—	—
Shares redeemed	(695,354)	(13,800,330)	(1,516,976)	(25,277,032)

Net decrease	(17,002)	$(370,463)	(379,424)	$(6,291,215)

Total Net Increase (Decrease)	1,513,588	$33,000,256	(992,366)	$(16,441,923)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Mid Cap Value Opportunities Fund (the “Fund”), a series of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund admin-

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

26	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

istration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the fourth, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and will monitor the Fund’s performance in the coming year.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of the Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G.Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	29

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

30	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	31

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

32	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JULY 31, 2013	33

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIDCAPVAL-7/13-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: October 2, 2013

3